UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 19, 2006


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      000-18730                 363688583
           ---------                     ---------                 ---------
(State or other jurisdiction of       (Commission File           (IRS Employer
          incorporation)                  Number)            Identification No.)



                         3785 S 700 E Salt Lake City, UT
                      84106 (Address of principal executive
                               offices) (Zip Code)





       Registrant's telephone number, including area code (801) 263 -0404
                                                          ---------------




                                       N/A
         (Former name or former address, if changed since last report.)
                   419 1/2 West 500 South Bountiful, UT 84101

1
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On May 19, 2006 D Paul Smith resigned as Chief Financial Officer and Secretary Treasurer.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                Klever Marketing, Inc.


Date: May 19, 2006                              By: /s/ D. Paul Smith
                                                    -----------------
                                                    CFO and Secretary Treasurer